UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2003

CHENIERE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-9092	95-4352386
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification
of incorporation)		Number)

333 Clay Street
Suite 3400
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 659-1361

(Registrant’s telephone number, including area code)

ITEM 5.    Other Events

On August 4, 2003, Cheniere Energy, Inc. (“Cheniere”) issued a press release announcing that David B. Kilpatrick has joined the Cheniere board of directors. Mr. Kilpatrick is filling a Cheniere board seat previously held by John K. Howie. The press release is attached hereto as an exhibit and is incorporated herein in its entirety.

ITEM 7.    Financial Statements and Exhibits.

(c)    Exhibits.

99.1*    Press Release dated August 4, 2003.

*-Filed Herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHENIERE ENERGY, INC.

Date: August 4, 2003	By:	/s/ Don A. Turkleson
Name: Don A. Turkleson Title: Chief Financial Officer